UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

_________________

Date of Report
(Date of earliest
event reported):	December 6, 2006

Commission	Name of Registrant, State of Incorporation, Address of	IRS Employer
File Number	Principal Executive Offices and Telephone Number	Identification Number
1-9894	Alliant Energy Corporation	39-1380265
(a Wisconsin corporation)
4902 N. Biltmore Lane
Madison, Wisconsin 53718
Telephone (608) 458-3311
0-4117-1	Interstate Power and Light Company	42-0331370
(an Iowa corporation)
Alliant Energy Tower
Cedar Rapids, Iowa 52401
Telephone (319) 786-4411
0-337	Wisconsin Power and Light Company	39-0714890
(a Wisconsin corporation)
4902 N. Biltmore Lane
Madison, Wisconsin 53718
Telephone (608) 458-3311

This combined Form 8-K is separately filed by Alliant Energy Corporation, Interstate Power and Light Company and Wisconsin Power and Light Company.

_________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

        On December 7, 2006, Alliant Energy Corporation (“Alliant”), Interstate Power and Light Company (“IPL”) and Wisconsin Power and Light Company (“WPL,” and together with Alliant and IPL, the “Companies”) appointed Thomas L. Hanson, 53, as Vice President – Controller and Chief Accounting Officer of the Companies effective January 1, 2007. Mr. Hanson has served as the Companies’ Vice President and Treasurer since 2002 and Managing Director – Generation Services from 2001 to 2002. On December 7, 2006, the Companies appointed John E. Kratchmer, who is currently serving as Vice President – Controller and Chief Accounting Officer of the Companies, as the Companies’ Vice President – Customer Service Operations – East effective January 1, 2007.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

        On December 6, 2006, the Board of Directors of the Companies adopted Restated Bylaws of each of the Companies. The Restated Bylaws effected amendments to the Companies’ existing Bylaws including the following: (i) conformed certain provisions of the Bylaws to changes in Wisconsin law in the case of Alliant and WPL and changes in Iowa law in the case of IPL; (ii) eliminated historical references in the Bylaws that were no longer applicable to the Companies; (iii) clarified the responsibilities and authority of Committees of the Board of Directors of the Companies; (iv) clarified the duties of certain officers of the Companies; (v) provided authority to issue shares of stock of the Companies without certificates; and (vi) clarified the rights of directors and officers of the Companies with respect to indemnification, including the addition of a comprehensive set of procedures with respect to indemnification rights.

        The description of the amendments effected by the Restated Bylaws of each of the Companies set forth above is qualified by reference to the Restated Bylaws of Alliant, IPL and WPL filed herewith as Exhibits 3.1, 3.2 and 3.3, respectively, and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits. The following exhibits are being furnished herewith:

(3.1)	Restated Bylaws of Alliant Energy Corporation, effective December 6, 2006

(3.2)	Restated Bylaws of Wisconsin Power and Light Company, effective December 6, 2006

(3.3)	Restated Bylaws of Interstate Power and Light Company, effective December 6, 2006

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, Alliant Energy Corporation, Interstate Power and Light Company and Wisconsin Power and Light Company have each duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALLIANT ENERGY CORPORATION
By: /s/ Barbara J. Swan
Date: December 12, 2006	Barbara J. Swan
Executive Vice President and
General Counsel
INTERSTATE POWER AND LIGHT COMPANY
By: /s/ Barbara J. Swan
Date: December 12, 2006	Barbara J. Swan
Executive Vice President and
General Counsel
WISCONSIN POWER AND LIGHT COMPANY
By: /s/ Barbara J. Swan
Date: December 12, 2006	Barbara J. Swan
President

ALLIANT ENERGY CORPORATION
INTERSTATE POWER AND LIGHT COMPANY
WISCONSIN POWER AND LIGHT COMPANY

Exhibit Index to Current Report on Form 8-K
Dated December 6, 2006

Exhibit
Number

(3.1)	Restated Bylaws of Alliant Energy Corporation, effective December 6, 2006

(3.2)	Restated Bylaws of Wisconsin Power and Light Company, effective December 6, 2006

(3.3)	Restated Bylaws of Interstate Power and Light Company, effective December 6, 2006